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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-49656, 333-33464, 333-30518, 333-74343 and
333-45425) of ScanSoft, Inc. of our report dated February 9, 2001 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated February 9, 2001 relating to the financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 30, 2001